SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)         January 22, 2002
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                                 FOOTSTAR, INC.
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               (Exact Name of Registrant as Specified in Charter)



     Delaware                          1-11681                    22-3439443
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(State or Other Jurisdiction         (Commission              (I.R.S. Employer
  of Incorporation)                   File Number)           Identification No.)




One Crosfield Avenue, West Nyack, New York                  10994
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(Address of Principal Executive Offices)                  (Zip Code)




Registrant's telephone number, including area code       (845) 727-6500
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.    Other Events.




         On January 22, 2002, Footstar, Inc. issued a press release regarding the bankruptcy of Kmart Corporation. A copy of the press release is attached hereto as Exhibit 99.1.




Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.


         Exhibit 99.1    Press Release of Footstar, Inc. dated January 22, 2002.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FOOTSTAR, INC.



Dated:   January 22, 2002       By:         MAUREEN RICHARDS
                                   ---------------------------------------
                                   Name:  Maureen Richards
                                   Title: Senior Vice President, General Counsel
                                            and Corporate Secretary

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                                  EXHIBIT INDEX


         Exhibit 99.1    Press Release of Footstar, Inc. dated January 22, 2002.